LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$593,426,000 (Approximate) STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST, SERIES 2005-8XS SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay

To 10% Call

Class	Approximate Size ($)(1)	Benchmark	Est. WAL(2) (yrs.)	Payment Window(2) (mos.)	Initial C/E (3)	Initial Margin	Legal Final Maturity	Expected Ratings Moody’s/S&P
A1(4)	229,858,000	1M LIBOR	1.00	1-21	9.90%	TBD	03/25/2014	Aaa/AAA
A2(4)	256,999,000	1M LIBOR	3.00	21-71	9.90%	TBD	04/25/2035	Aaa/AAA
A3(4)	49,698,000	1M LIBOR	6.06	71-73	9.90%	TBD	04/25/2035	Aaa/AAA
M1	31,264,000	1M LIBOR	4.26	38-73	4.65%	TBD	04/25/2035	Aa2/AA
M2	14,888,000	1M LIBOR	4.22	37-73	2.15%	TBD	04/25/2035	A2/A
M3	7,742,000	1M LIBOR	4.05	37-73	0.85%	TBD	04/25/2035	Baa1/BBB+
M4	2,977,000	1M LIBOR	3.28	37-51	0.35%	TBD	04/25/2035	Baa2/BBB

To Maturity
			Est.	Payment			Legal	Expected
	Approximate		WAL(2)	Window(2)	Initial	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	C/E (3)	Margin	Maturity	Moody’s/S&P
A1(4)	229,858,000	1M LIBOR	1.00	1-21	9.90%	TBD	03/25/2014	Aaa/AAA
A2(4)	256,999,000	1M LIBOR	3.00	21-71	9.90%	TBD	04/25/2035	Aaa/AAA
A3(4)	49,698,000	1M LIBOR	8.23	71-178	9.90%	TBD	04/25/2035	Aaa/AAA
M1	31,264,000	1M LIBOR	4.62	38-125	4.65%	TBD	04/25/2035	Aa2/AA
M2	14,888,000	1M LIBOR	4.43	37-101	2.15%	TBD	04/25/2035	A2/A
M3	7,742,000	1M LIBOR	4.06	37-78	0.85%	TBD	04/25/2035	Baa1/BBB+
M4	2,977,000	1M LIBOR	3.28	37-51	0.35%	TBD	04/25/2035	Baa2/BBB

(1)

Subjected to a permitted variance of +5% in the aggregate.

(2)

The Certificates will be priced assuming 100% of the Prepayment Assumption. 100% of the Prepayment Assumption for the fixed rate mortgage loans assumes a speed of 4% CPR for the first month in the life of the loan gradually increasing to 20% CPR for month 12 and remaining constant thereafter. 100% of the Prepayment Assumption for the adjustable rate mortgage loans assumes a speed of 2% CPR for the first month in the life of the loan gradually increasing to 30% CPR in month 12, remaining constant at 30% CPR until month 22, remaining constant at 50% CPR in months 23 through 27 and remaining constant at 35% CPR in month 28 and thereafter.  Any Certificates sold at a discount will be priced at 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.35%.

(4)

The Class A1, A2 and A3 Certificates are the Senior Certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Principal Payment Priority

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

All principal will be allocated to the Class A1, A2 and A3 Certificates, sequentially and in that order, until reduced to zero; and

2)

All remaining principal will be allocated to the Class M1, M2, M3 and M4 Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal will be allocated to the Senior Certificates, to be paid as described in (I)(1) above, provided, however that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate; and

2)

All remaining principal will be allocated to the Class M1, M2, M3 and M4 Certificates sequentially and in that order, until the credit enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 19.80%, or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, M1, M2, M3 and M4 Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on March 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and Mortgage Insurance Fee;

(2)

To pay Current Interest and Carryforward Interest to the Class A1, A2 and A3 Certificates on a pro rata basis;

(3)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3 and M4 Certificates, sequentially and in that order;

(4)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(5)

Any interest remaining after the application of (1) through (4) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(6)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2 and A3 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap Agreement(1);

(7)

To pay sequentially to the Class M1, M2, M3 and M4 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap Agreement(1);

(8)

To pay sequentially to the Class M1, M2, M3 and M4 Certificates any Deferred Amounts;

(9)

On or after the Distribution Date in April 2012, if the Class A1 Certificate Balance exceeds a targeted balance for such Distribution Date, any remaining cash after application of (1) through (8) above on such Distribution Date and all subsequent Distribution Dates will be paid as principal to the Class A1 Certificates until reduced to zero; and

(10)

To pay remaining amounts to the holder of the Class X Certificate. (1)

(1)  Any amounts received from the Interest Rate Cap Agreement will be allocated in steps (6), (7) and (10), in that order of priority.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

Current Interest

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Interest Rate Cap Agreement

The Interest Rate Cap Agreement will be purchased by the Trust to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and the fixed-rate mortgage loans.  The Interest Rate Cap Agreement is not subordinated to losses. The 33-month Interest Rate Cap Agreement has a lower strike rate and an upper strike rate.  It will contribute cash in the event one-month LIBOR rises above the lower strike rate up to a maximum of the difference between the upper and lower strike rates.

The Notional Balance of the Interest Rate Cap Agreement will amortize according to its schedule.  If in any period the Notional Balance of the Interest Rate Cap Agreement exceeds the outstanding principal balance of the LIBOR Certificates, the portion of the Interest Rate Cap payments available to benefit the Certificates will be limited to the amounts accrued on this lower balance.  The difference between amounts accrued on the Notional Balance of the Interest Rate Cap Agreement and the balance of the Certificates will be paid directly to the Class X Certificates.

Month	Approximate Notional Balance ($)	Lower Strike Rate (%)	Upper Strike Rate (%)	Month	Approximate Notional Balance ($)	Lower Strike Rate (%)	Upper Strike Rate (%)
1	0.00	2.75	6.75	18	295,643,961.65	3.25	7.25
2	586,245,061.73	2.75	6.75	19	277,628,161.98	3.25	7.25
3	575,278,525.08	2.75	6.75	20	254,193,060.87	3.25	7.25
4	562,640,331.52	2.75	6.75	21	232,844,113.50	3.25	7.25
5	548,374,617.77	2.75	6.75	22	213,394,442.29	3.25	7.25
6	532,540,684.12	2.75	6.75	23	195,664,360.46	3.25	7.25
7	515,213,069.42	2.75	6.75	24	179,496,422.44	3.25	7.25
8	496,481,420.09	2.75	6.75	25	164,747,888.79	6.00	9.00
9	476,450,137.47	2.75	6.75	26	152,422,103.29	6.00	9.00
10	455,237,790.20	2.75	6.75	27	141,989,321.55	6.00	9.00
11	434,187,512.31	2.75	6.75	28	133,069,539.36	6.00	9.00
12	413,344,396.35	2.75	6.75	29	125,379,162.78	6.00	9.00
13	392,752,421.51	3.25	7.25	30	118,705,860.88	6.00	9.00
14	372,501,870.96	3.25	7.25	31	112,885,840.55	6.00	9.00
15	352,630,878.11	3.25	7.25	32	107,350,865.85	6.00	9.00
16	333,175,464.01	3.25	7.25	33	102,087,044.75	6.00	9.00
17	314,169,396.44	3.25	7.25	34	97,083,735.51	6.00	9.00

On each Distribution Date, the cap provider will make payments equal to the product of (a) the Interest Rate Cap Agreement Notional Balance for that month, (b) the excess of (i) the lesser of (x) one-month LIBOR and (y) the upper strike rate over (ii) the lower strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans, as of the first day of the related collection period, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by Aurora (76.04%), BNC (10.17%), Finance America (7.48%), Mila Incorporated (3.69%) and Lime Financial (2.62%) and as of the Closing Date were initially serviced by Aurora (89.83%) and Option One (10.17%).  All of the loans serviced by Option One will be transferred to Aurora on May 1, 2005.

Mortgage Insurance

All of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by RMIC, PMI or certain other providers.  This coverage will generally reduce the LTV of the insured loans to 60%.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class M4 Certificates, the Class M3 Certificates, the Class M2 Certificates, and finally to the Class M1 Certificates.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2 and A3 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2 and A3 Certificates will double and the margins on the Class M1, M2, M3 and M4 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2 and A3 will have limited protection by means of the subordination of the Subordinate Certificates.  Classes A1, A2 and A3 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in the following order: Class M4 Certificates, Class M3 Certificates, Class M2 Certificates and finally to the Class M1 Certificates, until all of the Subordinate Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess spread will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.35% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 27.75% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date	Loss Percentage

April 2008 to March 2009	1.25% for the first month, plus an
Additional 1/12th of 0.50% for each month thereafter

April 2009 to March 2010	1.75% for the first month, plus an
additional 1/12th of 0.50% for each month thereafter

April 2010 to March 2011	2.25% for the first month, plus an
additional 1/12th of 0.30% for each month thereafter

April 2011 and thereafter	2.55%

Trigger Events (continued)

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Subordinate Classes and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693

Rating Agency Contacts

S&P	David Glehan	(212) 438-2395
Moody’s	Daniel Gringauz	(212) 553-4108

Summary of Terms
Issuer:	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-8XS
Depositor:	Structured Asset Securities Corporation
Trustee:	LaSalle Bank National Association
Master Servicer:	Aurora Loan Services LLC
Lead Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day First Distribution Date: April 25, 2005
Statistical Cut-Off Date:	February 1, 2005
Cut-Off Date:	March 1, 2005
Pricing Date:	Week of March 14, 2005
Closing Date:	March 30, 2005
Settlement Date:	March 30, 2005 through DTC, Euroclear or Cedel Bank
Delay Days:	0 day delay – All Classes
Dated Date:	March 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	The servicing fee is equal to 0.375% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2 and A3. Minimum $100,000; increments $1 in excess thereof for the Subordinate Certificates.
SMMEA Eligibility:	The Class A1, A2, A3 and M1 Certificates are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.62	1.22	1.00	0.85	0.74
Window (mos)	1-36	1-25	1-21	1-18	1-15
Expected Final Mat.	3/25/2008	4/25/2007	12/25/2006	9/25/2006	6/25/2006

Class A2
Avg. Life (yrs)	6.12	4.09	3.00	2.31	1.87
Window (mos)	36-144	25-96	21-71	18-54	15-33
Expected Final Mat.	3/25/2017	3/25/2013	2/25/2011	9/25/2009	12/25/2007

Class A3
Avg. Life (yrs)	12.23	8.23	6.06	4.65	3.39
Window (mos)	144-147	96-99	71-73	54-56	33-45
Expected Final Mat.	6/25/2017	6/25/2013	4/25/2011	11/25/2009	12/25/2008

Class M1
Avg. Life (yrs)	8.14	5.46	4.26	3.78	3.68
Window (mos)	49-147	37-99	38-73	39-56	41-45
Expected Final Mat.	6/25/2017	6/25/2013	4/25/2011	11/25/2009	12/25/2008

Class M2
Avg. Life (yrs)	8.14	5.46	4.22	3.62	3.40
Window (mos)	49-147	37-99	37-73	38-56	38-45
Expected Final Mat.	6/25/2017	6/25/2013	4/25/2011	11/25/2009	12/25/2008

Class M3
Avg. Life (yrs)	7.85	5.26	4.05	3.45	3.19
Window (mos)	49-147	37-99	37-73	37-56	37-45
Expected Final Mat.	6/25/2017	6/25/2013	4/25/2011	11/25/2009	12/25/2008

Class M4
Avg. Life (yrs)	6.01	4.04	3.28	3.07	3.07
Window (mos)	49-103	37-69	37-51	37-39	37-37
Expected Final Mat.	10/25/2013	12/25/2010	6/25/2009	6/25/2008	4/25/2008

(1)

Assumes 100% of the Prepayment Assumption as defined on page 1.

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.02	0.65	0.47
Window (mos)	1-26	1-17	1-12
Expected Final Mat.	5/25/2007	8/25/2006	3/25/2006

Class A2
Avg. Life (yrs)	4.84	3.02	1.99
Window (mos)	26-117	17-76	12-53
Expected Final Mat.	12/25/2014	7/25/2011	8/25/2009

Class A3
Avg. Life (yrs)	9.98	6.48	4.56
Window (mos)	117-120	76-78	53-55
Expected Final Mat.	3/25/2015	9/25/2011	10/25/2009

Class M1
Avg. Life (yrs)	6.54	4.45	3.80
Window (mos)	37-120	38-78	40-55
Expected Final Mat.	3/25/2015	9/25/2011	10/25/2009

Class M2
Avg. Life (yrs)	6.54	4.40	3.60
Window (mos)	37-120	37-78	38-55
Expected Final Mat.	3/25/2015	9/25/2011	10/25/2009

Class M3
Avg. Life (yrs)	6.30	4.22	3.41
Window (mos)	37-120	37-78	37-55
Expected Final Mat.	3/25/2015	9/25/2011	10/25/2009

Class M4
Avg. Life (yrs)	4.75	3.34	3.07
Window (mos)	37-83	37-53	37-37
Expected Final Mat.	2/25/2012	8/25/2009	4/25/2008

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.62	1.22	1.00	0.85	0.74
Window (mos)	1-36	1-25	1-21	1-18	1-15
Expected Final Mat.	3/25/2008	4/25/2007	12/25/2006	9/25/2006	6/25/2006

Class A2
Avg. Life (yrs)	6.12	4.09	3.00	2.31	1.87
Window (mos)	36-144	25-96	21-71	18-54	15-33
Expected Final Mat.	3/25/2017	3/25/2013	2/25/2011	9/25/2009	12/25/2007

Class A3
Avg. Life (yrs)	16.26	11.17	8.23	6.35	4.61
Window (mos)	144-310	96-234	71-178	54-139	33-112
Expected Final Mat.	1/25/2031	9/25/2024	1/25/2020	10/25/2016	7/25/2014

Class M1
Avg. Life (yrs)	8.83	5.95	4.62	4.06	4.02
Window (mos)	49-242	37-168	38-125	39-96	41-76
Expected Final Mat.	5/25/2025	3/25/2019	8/25/2015	3/25/2013	7/25/2011

Class M2
Avg. Life (yrs)	8.56	5.75	4.43	3.79	3.52
Window (mos)	49-202	37-138	37-101	38-78	38-62
Expected Final Mat.	1/25/2022	9/25/2016	8/25/2013	9/25/2011	5/25/2010

Class M3
Avg. Life (yrs)	7.88	5.28	4.06	3.46	3.20
Window (mos)	49-158	37-106	37-78	37-60	37-47
Expected Final Mat.	5/25/2018	1/25/2014	9/25/2011	3/25/2010	2/25/2009

Class M4
Avg. Life (yrs)	6.01	4.04	3.28	3.07	3.07
Window (mos)	49-103	37-69	37-51	37-39	37-37
Expected Final Mat.	10/25/2013	12/25/2010	6/25/2009	6/25/2008	4/25/2008

(1)

Assumes 100% of the Prepayment Assumption as defined on page 1.

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.02	0.65	0.47
Window (mos)	1-26	1-17	1-12
Expected Final Mat.	5/25/2007	8/25/2006	3/25/2006

Class A2
Avg. Life (yrs)	4.84	3.02	1.99
Window (mos)	26-117	17-76	12-53
Expected Final Mat.	12/25/2014	7/25/2011	8/25/2009

Class A3
Avg. Life (yrs)	13.46	8.77	6.22
Window (mos)	117-269	76-183	53-131
Expected Final Mat.	8/25/2027	6/25/2020	2/25/2016

Class M1
Avg. Life (yrs)	7.13	4.83	4.08
Window (mos)	37-201	38-132	40-94
Expected Final Mat.	12/25/2021	3/25/2016	1/25/2013

Class M2
Avg. Life (yrs)	6.90	4.63	3.77
Window (mos)	37-167	37-108	38-77
Expected Final Mat.	2/25/2019	3/25/2014	8/25/2011

Class M3
Avg. Life (yrs)	6.32	4.23	3.42
Window (mos)	37-129	37-83	37-59
Expected Final Mat.	12/25/2015	2/25/2012	2/25/2010

Class M4
Avg. Life (yrs)	4.75	3.34	3.07
Window (mos)	37-83	37-53	37-37
Expected Final Mat.	2/25/2012	8/25/2009	4/25/2008

Available Funds Cap Schedule* (1) (2)

*The Effective Available Funds Cap is shown for the first 34 Distribution Dates.  For purposes of this calculation, it was assumed that payments on the Interest Rate Cap were available to the Senior Certificates.

Period	Available Funds Cap (%)	Period	Available Funds Cap (%)
1	5.90403	31	9.54028
2	10.06080	32	9.20776
3	9.69418	33	9.48936
4	9.97192	34	9.16665
5	9.60109	35	9.43121
6	9.54839	36	10.07485
7	9.80798	37	9.41841
8	9.43076	38	9.72560
9	9.67794	39	9.40526
10	9.29800	40	9.71645
11	9.23342	41	10.32637
12	10.14968	42	10.31767
13	9.09650	43	10.65249
14	9.32206	44	10.29996
15	8.94223	45	10.63398
16	9.15633	46	10.28475
17	8.77466	47	10.96333
18	8.68538	48	12.12603
19	8.87947	49	10.94164
20	8.43886	50	11.29497
21	8.57118	51	10.91946
22	8.19799	52	11.27333
23	9.25553	53	10.92140
24	10.16642	54	10.90982
25	8.59183	55	11.26138
26	8.83644	56	10.88628
27	8.51390	57	11.23680
28	8.75145	58	10.87122
29	9.28886	59	10.86384
30	9.25757	60	12.01397

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 1.

 Excess Spread (1)(2)

Period	Excess Spread	Period	Excess Spread
1	2.99%	31	2.83%
2	2.91%	32	2.64%
3	2.70%	33	2.79%
4	2.60%	34	2.60%
5	2.33%	35	3.36%
6	2.18%	36	3.67%
7	2.20%	37	3.31%
8	1.94%	38	3.50%
9	1.94%	39	3.33%
10	1.70%	40	3.49%
11	1.67%	41	3.90%
12	2.03%	42	3.88%
13	1.53%	43	4.03%
14	1.63%	44	3.85%
15	1.42%	45	4.00%
16	1.54%	46	3.81%
17	1.35%	47	3.87%
18	1.31%	48	4.36%
19	1.42%	49	3.82%
20	1.22%	50	3.97%
21	1.34%	51	3.77%
22	1.08%	52	3.92%
23	2.29%	53	3.81%
24	2.76%	54	3.79%
25	2.23%	55	3.95%
26	2.36%	56	3.76%
27	2.19%	57	3.93%
28	2.33%	58	3.76%
29	2.72%	59	3.77%
30	2.69%	60	4.30%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes prepayments occur at 100% of the Prepayment Assumption as defined on page 1.

SARM 2005-8XS Collateral Summary

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Non- IO Loans:
2/28 ARM (Libor)	363	$65,419,869.70	46.49%	6.805%	100.00%	694	77.02%	26.38%
3/27 ARM (Libor)	175	32,266,682.86	22.93	6.501	100.00	699	78.65	18.04
5/25 ARM (Libor)	7	1,275,004.23	0.91	6.250	100.00	696	75.78	85.88
6 Month Libor ARM	5	1,001,235.20	0.71	5.235	100.00	698	76.26	35.07
Fixed Rate	203	40,758,365.07	28.96	6.476	0.00	675	70.54	64.98
Subtotal (Non-IO):	753	$140,721,157.06	100.00%	6.624%	71.04%	690	75.50%	36.25%

Interest-Only Loans:
2/28 ARM (Libor)	1,045	$259,272,473.95	57.01%	6.483%	100.00%	708	78.19%	35.10%
3/27 ARM (Libor)	935	190,955,025.24	41.99	6.365	100.00	709	78.14	25.87
5/25 ARM (Libor)	9	1,991,426.00	0.44	5.979	100.00	709	78.69	66.41
6 Month Libor ARM	1	147,400.00	0.03	4.750	100.00	702	72.55	100.00
Fixed Rate	11	2,423,221.97	0.53	6.318	0.00	715	69.81	40.28
Subtotal (IO Loans):	2,001	$454,789,547.16	100.00%	6.430%	99.47%	709	78.13%	31.41%

Total:	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%

Original IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Interest-Only Loans:
24	47	$9,659,246.80	2.12%	6.043%	100.00%	690	79.38%	30.40%
36	6	890,200.99	0.20	5.961	100.00	713	75.69	24.27
60	1,939	441,943,460.04	97.18	6.440	99.73	709	78.14	31.53
120	9	2,296,639.33	0.50	6.304	46.41	709	70.80	15.41
Total:	2,001	$454,789,547.16	100.00%	6.430%	99.47%	709	78.13%	31.41%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
0.01 - 50,000.00	42	$1,736,670.77	0.29%	7.548%	95.16%	714	77.16%	47.65%
50,000.01 - 100,000.00	387	30,600,138.10	5.14	6.808	92.12	711	78.15	43.07
100,000.01 - 150,000.00	707	88,016,944.03	14.78	6.441	93.48	712	78.72	41.38
150,000.01 - 200,000.00	470	81,874,874.65	13.75	6.446	89.22	705	77.63	41.09
200,000.01 - 250,000.00	371	82,879,973.37	13.92	6.355	93.33	708	78.28	31.29
250,000.01 - 300,000.00	223	61,150,513.94	10.27	6.333	89.73	700	77.51	31.80
300,000.01 - 350,000.00	170	54,866,405.36	9.21	6.297	93.50	702	77.50	34.25
350,000.01 - 400,000.00	143	53,597,894.87	9.00	6.422	94.95	697	78.30	27.63
400,000.01 - 450,000.00	62	26,289,770.61	4.41	6.394	88.75	704	78.47	32.33
450,000.01 - 500,000.00	56	26,591,408.88	4.47	6.387	92.77	702	78.64	23.31
500,000.01 - 550,000.00	34	17,767,595.12	2.98	6.567	91.19	696	77.64	29.36
550,000.01 - 600,000.00	24	13,879,384.38	2.33	6.403	100.00	719	79.56	46.15
600,000.01 - 650,000.00	21	13,280,290.82	2.23	6.458	100.00	703	75.20	9.15
>= 650,000.01	44	42,978,839.32	7.22	7.153	96.28	693	70.56	7.61
Total:	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1st Lien	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%
Total:	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Purchase	2,170	$456,539,441.84	76.66%	6.466%	97.49%	712	78.96%	33.32%
Cash Out Refinance	443	111,040,781.45	18.65	6.594	74.81	678	71.84	27.49
Rate/Term Refinance	131	25,037,496.57	4.20	6.132	90.37	685	76.33	34.90
Debt Consolidation	10	2,892,984.36	0.49	6.447	52.96	675	76.16	85.73
Total:	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Primary Home	1,275	$341,578,950.25	57.36%	6.293%	88.64%	693	77.07%	32.22%
Investment	1,282	211,404,674.32	35.50	6.777	98.09	719	78.06	37.26
Second Home	197	42,527,079.65	7.14	6.447	99.21	723	78.22	11.80
Total:	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	16	$1,923,702.88	0.32%	6.375%	0.00%	686	62.85%	50.07%
181 - 240	5	706,329.92	0.12	6.561	0.00	707	61.63	50.24
241 - 360	2,733	592,880,671.42	99.56	6.476	93.16	704	77.57	32.47
Total:	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	16	$1,923,702.88	0.32%	6.375%	0.00%	686	62.85%	50.07%
181 - 240	5	706,329.92	0.12	6.561	0.00	707	61.63	50.24
241 - 360	2,733	592,880,671.42	99.56	6.476	93.16	704	77.57	32.47
Total:	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
CA	525	$178,574,760.42	29.99%	6.292%	89.29%	700	75.76%	34.34%
AZ	396	68,567,537.01	11.51	6.575	97.38	711	78.76	34.72
NV	177	42,065,419.86	7.06	6.309	95.67	708	78.85	25.71
FL	231	39,311,430.63	6.60	6.557	96.16	712	79.64	20.97
NY	85	31,557,589.53	5.30	6.878	97.17	691	76.88	13.58
WA	119	21,138,490.32	3.55	6.188	98.02	715	78.72	38.58
TX	166	20,944,573.84	3.52	6.639	94.58	710	79.18	44.06
IL	106	19,619,059.84	3.29	6.788	92.84	678	77.23	42.21
CO	99	19,276,913.01	3.24	6.473	97.40	713	79.69	36.96
VA	81	18,898,843.39	3.17	6.484	98.35	700	79.36	19.75
Other	769	135,556,086.37	22.76	6.575	89.48	706	77.30	36.04
Total:	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
< = 60.00%	84	$19,595,183.66	3.29%	6.437%	61.55%	687	51.26%	24.98%
60.01 - 70.00%	195	57,967,109.91	9.73	6.589	84.13	689	67.69	19.48
70.01 - 80.00%	2,438	512,166,962.88	86.00	6.461	94.84	707	79.48	34.35
80.01 - 85.00%	5	923,600.00	0.16	5.741	100.00	684	83.75	60.23
85.01 - 90.00%	26	3,631,284.53	0.61	7.250	100.00	715	89.89	23.64
90.01 - 95.00%	6	1,226,563.24	0.21	6.388	100.00	675	94.99	26.17
Total:	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%

*LTV after taking mortgage insurance into account.

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
621 - 640	50	$11,523,705.40	1.94%	6.666%	72.07%	638	72.26%	31.38%
641 - 660	315	79,678,833.79	13.38	6.592	80.92	651	74.83	29.63
661 - 680	443	96,520,912.45	16.21	6.603	90.74	671	77.10	36.16
681 - 700	551	123,171,426.70	20.68	6.408	94.21	690	78.37	28.15
701 - 720	443	93,912,712.98	15.77	6.404	95.90	711	78.03	32.35
721 - 740	343	68,580,785.03	11.52	6.432	98.50	730	78.60	30.23
741 - 760	264	54,039,901.49	9.07	6.391	97.36	750	78.08	37.03
761 - 780	208	40,755,050.97	6.84	6.430	97.10	770	78.26	35.25
>= 781	137	27,327,375.41	4.59	6.504	95.60	792	78.23	42.34
Total:	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Single Family	1,588	$336,950,640.97	56.58%	6.420%	90.93%	702	77.30%	33.88%
PUD	635	144,013,053.35	24.18	6.449	97.42	705	78.43	30.26
2-4 Family	314	77,593,528.11	13.03	6.732	93.19	708	76.46	29.92
Condo	217	36,953,481.79	6.21	6.551	90.17	710	77.95	34.92
Total:	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49– 60 Months	Total
2/28 ARM (Libor)	$171,657,711.97	$20,897,166.23	$130,480,985.22	$1,656,480.23	$0.00	$0.00	$324,692,343.65
3/27 ARM (Libor)	82,770,370.10	6,464,342.02	10,166,866.84	123,820,129.14	0.00	0.00	223,221,708.10
Fixed Rate	7,201,638.31	1,086,696.41	3,536,385.00	31,356,867.32	0.00	0.00	43,181,587.04
5/25 ARM (Libor)	626,650.00	0.00	0.00	2,639,780.23	0.00	0.00	3,266,430.23
6 Month Libor ARM	147,400.00	95,103.40	531,957.80	374,174.00	0.00	0.00	1,148,635.20
Total:	$262,403,770.38	$28,543,308.06	$144,716,194.86	$159,847,430.92	$0.00	$0.00	$595,510,704.22

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49– 60 Months	Total
2/28 ARM (Libor)	52.87%	6.44%	40.19%	0.51%	0.00%	0.00%	54.52%
3/27 ARM (Libor)	37.08	2.90	4.55	55.47	0.00	0.00	37.48
Fixed Rate	16.68	2.52	8.19	72.62	0.00	0.00	7.25
5/25 ARM (Libor)	19.18	0.00	0.00	80.82	0.00	0.00	0.55
6 Month Libor ARM	12.83	8.28	46.31	32.58	0.00	0.00	0.19
Total:	44.06%	4.79%	24.30%	26.84%	0.00%	0.00%	100.00%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	1,457	$314,988,183.07	52.89%	6.354%	88.97%	704	77.30%	37.06%
None	1,224	262,403,770.38	44.06	6.660	97.26	704	77.61	25.96
6 Mo. Int. on 80% of UPB	36	12,858,493.62	2.16	5.836	100.00	726	79.86	42.94
Other	37	5,260,257.15	0.88	6.174	76.70	699	78.84	66.36
Total:	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Limited	1,075	$248,272,856.52	41.69%	6.578%	99.27%	705	77.97%	0.00%
Full	1,020	193,854,466.95	32.55	6.224	85.84	707	78.16	100.00
Stated	395	90,748,805.73	15.24	6.670	85.26	696	76.31	0.00
No Documentation	264	62,634,575.02	10.52	6.568	99.14	704	75.35	0.00
Total:	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full Doc Loans:
<= 0.00	100	$16,199,087.52	8.36%	6.421%	100.00%	713	78.99%	100.00%
0.01 - 5.00	3	341,600.00	0.18	6.757	100.00	727	79.81	100.00
5.01 - 10.00	3	281,700.00	0.15	6.729	100.00	724	66.35	100.00
10.01 - 15.00	9	1,030,160.00	0.53	6.482	100.00	747	80.00	100.00
15.01 - 20.00	15	2,579,005.09	1.33	6.178	86.44	719	78.03	100.00
20.01 - 25.00	44	6,979,588.91	3.60	6.557	86.76	713	77.71	100.00
25.01 - 30.00	76	12,755,712.95	6.58	6.399	76.37	701	76.04	100.00
30.01 - 35.00	125	22,525,271.06	11.62	6.142	86.21	707	77.93	100.00
35.01 - 40.00	202	39,076,996.60	20.16	6.125	89.62	710	78.40	100.00
40.01 - 45.00	289	56,927,414.87	29.37	6.237	87.51	711	78.60	100.00
45.01 - 50.00	131	30,313,089.43	15.64	6.143	77.14	695	78.62	100.00
50.01 - 55.00	23	4,844,840.52	2.50	6.066	59.42	676	72.97	100.00
Subtotal (Full Doc):	1,020	$193,854,466.95	100.00%	6.224%	85.84%	707	78.16%	100.00%

Non-Full Doc Loans:
<= 0.00	542	$126,488,169.58	31.49%	6.619%	99.13%	706	76.50%	0.00%
0.01 - 5.00	3	274,400.00	0.07	7.658	62.10	691	75.11	0.00
5.01 - 10.00	6	1,078,085.44	0.27	6.582	100.00	675	70.34	0.00
10.01 - 15.00	14	2,788,320.91	0.69	6.821	97.20	748	75.88	0.00
15.01 - 20.00	33	5,430,717.93	1.35	6.535	97.99	715	78.09	0.00
20.01 - 25.00	78	14,266,759.50	3.55	6.688	93.78	700	75.46	0.00
25.01 - 30.00	112	22,541,319.67	5.61	6.494	95.97	704	77.42	0.00
30.01 - 35.00	161	37,848,876.62	9.42	6.647	94.85	707	77.27	0.00
35.01 - 40.00	288	69,677,759.79	17.35	6.586	97.47	699	77.47	0.00
40.01 - 45.00	373	88,961,010.81	22.15	6.530	95.98	702	78.21	0.00
45.01 - 50.00	113	29,002,791.35	7.22	6.629	83.46	694	77.05	0.00
50.01 - 55.00	10	2,990,025.67	0.74	7.176	84.93	667	78.26	0.00
55.01 - 60.00	1	308,000.00	0.08	6.300	100.00	662	80.00	0.00
Subtotal (Non-Full Doc):	1,734	$401,656,237.27	100.00%	6.597%	96.09%	703	77.19%	0.00%

Total:	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Adjustable Rate Loans:
<= 5.500	194	$46,303,013.46	8.38%	5.356%	100.00%	711	77.80%	53.85%
5.501 - 6.000	640	141,386,138.62	25.60	5.845	100.00	708	78.15	37.90
6.001 - 6.500	652	138,335,175.22	25.05	6.311	100.00	708	78.53	29.30
6.501 - 7.000	534	111,400,695.00	20.17	6.807	100.00	707	77.86	28.64
7.001 - 7.500	286	64,446,100.59	11.67	7.309	100.00	698	77.41	18.22
7.501 - 8.000	163	35,377,303.90	6.41	7.770	100.00	703	77.89	7.57
8.001 - 8.500	63	13,887,563.68	2.51	8.285	100.00	701	78.25	7.32
8.501 - 9.000	8	1,193,126.71	0.22	8.743	100.00	675	76.53	0.00
Subtotal (ARM Loans):	2,540	$552,329,117.18	100.00%	6.476%	100.00%	706	78.05%	30.13%

Fixed Rate Loans:
<= 5.500	1	$225,000.00	0.52%	5.350%	0.00%	647	52.82%	100.00%
5.501 - 6.000	53	12,113,272.22	28.05	5.916	0.00	684	69.25	78.58
6.001 - 6.500	63	13,882,806.02	32.15	6.326	0.00	682	71.48	66.64
6.501 - 7.000	58	11,688,833.66	27.07	6.765	0.00	671	70.39	58.41
7.001 - 7.500	24	3,005,740.65	6.96	7.230	0.00	663	69.09	39.35
7.501 - 8.000	9	1,765,713.10	4.09	7.698	0.00	671	78.37	25.68
8.001 - 8.500	4	396,471.39	0.92	8.263	0.00	674	61.75	0.00
8.501 - 9.000	2	103,750.00	0.24	8.817	0.00	721	77.19	0.00
Subtotal (Fixed Rate):	214	$43,181,587.04	100.00%	6.467%	0.00%	678	70.50%	63.59%

Total:	2,754	$595,510,704.22	100.00%	6.476%	92.75%	704	77.51%	32.55%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 3.000	6	$1,572,299.99	0.28%	5.886%	100.00%	728	78.31%	24.70%
3.001 - 3.500	6	1,241,860.25	0.22	5.654	100.00	718	77.37	28.25
3.501 - 4.000	5	1,443,512.95	0.26	5.224	100.00	732	78.22	83.59
4.001 - 4.500	68	18,819,063.93	3.41	6.522	100.00	695	78.15	30.22
4.501 - 5.000	2,185	455,145,089.14	82.40	6.532	100.00	707	77.97	24.48
5.001 - 5.500	72	18,803,122.58	3.40	6.171	100.00	712	78.38	66.28
5.501 - 6.000	181	52,221,964.07	9.45	6.122	100.00	707	78.74	66.03
6.001 - 6.500	15	2,932,313.39	0.53	6.999	100.00	679	76.27	8.02
6.501 - 7.000	2	149,890.88	0.03	7.600	100.00	680	73.22	100.00
Total:	2,540	$552,329,117.18	100.00%	6.476%	100.00%	706	78.05%	30.13%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	6	$1,148,635.20	0.21%	5.173%	100.00%	699	75.79%	43.40%
2.000	2,232	474,090,101.84	85.83	6.546	100.00	707	77.91	25.86
3.000	300	76,754,905.87	13.90	6.068	100.00	704	78.98	55.95
6.000	2	335,474.27	0.06	5.581	100.00	766	79.93	100.00
Total:	2,540	$552,329,117.18	100.00%	6.476%	100.00%	706	78.05%	30.13%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	452	$110,884,370.87	20.08%	6.223%	100.00%	700	78.63%	56.52%
2.000	2,088	441,444,746.31	79.92	6.540	100.00	708	77.91	23.50
Total:	2,540	$552,329,117.18	100.00%	6.476%	100.00%	706	78.05%	30.13%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
9.501 - 10.000	2	$259,499.99	0.05%	4.426%	100.00%	726	75.68%	100.00%
10.001 - 10.500	1	388,500.00	0.07	7.375	100.00	697	70.00	0.00
10.501 - 11.000	7	966,690.00	0.18	4.888	100.00	696	76.46	31.77
11.001 - 11.500	164	39,064,067.38	7.07	5.379	100.00	712	77.81	50.58
11.501 - 12.000	571	125,514,464.79	22.72	5.839	100.00	709	77.99	34.07
12.001 - 12.500	595	128,724,222.97	23.31	6.279	100.00	710	78.51	29.75
12.501 - 13.000	571	121,120,086.21	21.93	6.674	100.00	708	78.13	32.96
13.001 - 13.500	343	74,908,925.09	13.56	7.102	100.00	697	77.61	22.00
13.501 - 14.000	178	38,125,357.61	6.90	7.607	100.00	703	77.70	14.74
14.001 - 14.500	74	16,908,004.33	3.06	8.032	100.00	695	78.18	16.78
14.501 - 15.000	22	4,666,198.50	0.84	7.848	100.00	681	78.31	3.21
15.001 - 15.500	7	1,103,948.05	0.20	8.306	100.00	680	78.52	0.00
15.501 - 16.000	5	579,152.26	0.10	8.847	100.00	658	72.86	0.00
Total:	2,540	$552,329,117.18	100.00%	6.476%	100.00%	706	78.05%	30.13%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 5.500	180	$39,759,621.62	7.20%	5.417%	100.00%	712	77.55%	44.42%
5.501 - 6.000	662	150,136,842.88	27.18	5.816	100.00	708	78.23	40.87
6.001 - 6.500	647	136,653,173.23	24.74	6.311	100.00	708	78.51	29.29
6.501 - 7.000	533	111,072,068.31	20.11	6.807	100.00	707	77.86	28.83
7.001 - 7.500	284	64,249,416.85	11.63	7.310	100.00	698	77.39	18.08
7.501 - 8.000	163	35,377,303.90	6.41	7.770	100.00	703	77.89	7.57
8.001 - 8.500	64	13,949,925.92	2.53	8.286	100.00	700	78.26	7.29
8.501 - 9.000	7	1,130,764.47	0.20	8.756	100.00	676	76.34	0.00
Total:	2,540	$552,329,117.18	100.00%	6.476%	100.00%	706	78.05%	30.13%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 12	6	$1,148,635.20	0.21%	5.173%	100.00%	699	75.79%	43.40%
13 - 24	1,330	309,239,826.65	55.99	6.530	100.00	705	77.95	33.92
25 - 36	1,100	221,996,620.10	40.19	6.410	100.00	708	78.37	24.19
>= 37	104	19,944,035.23	3.61	6.464	100.00	704	76.29	36.66
Total:	2,540	$552,329,117.18	100.00%	6.476%	100.00%	706	78.05%	30.13%